                                                                    EXHIBIT 99.1

INDEPENDENT AUDITORS' REPORT

The Board of Directors
CapStar Hotel Company:

    We have audited the accompanying balance sheet of the Detroit Metro Airport Hilton Suites Hotel (the Hotel) as of December 31, 1996, and the related statements of operations, changes in owner's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Hotel's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Detroit Metro Airport Hilton Suites Hotel as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Detroit, MI
July 25, 1997

DETROIT METRO AIRPORT HILTON SUITES HOTEL
BALANCE SHEETS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

                                                                                         JUNE 30,    DECEMBER 31,
                                                                                           1997          1996
                                                                                       ------------  ------------
                                                                                       (UNAUDITED)
ASSETS
Current assets:
  Cash...............................................................................  $    183,085      339,386
  Guest and trade receivables, including allowances for uncollectible accounts of
    $50, 525 (unaudited) and $50,525, respectively...................................       337,244      240,033
  Inventories........................................................................        52,530       36,165
  Prepaid expenses...................................................................        50,313       49,837
  Property taxes and other deposits..................................................        87,764       34,417
                                                                                       ------------  ------------
    Total current assets.............................................................       710,936      699,838
                                                                                       ------------  ------------
Hotel property and equipment, at cost:
  Land and improvements..............................................................       800,000      800,000
  Building...........................................................................     3,200,000    3,200,000
  Furniture and equipment............................................................       896,368      896,368
                                                                                       ------------  ------------
                                                                                          4,896,368    4,896,368

  Less accumulated depreciation......................................................       855,379      748,319
                                                                                       ------------  ------------
    Net property and equipment.......................................................     4,040,989    4,148,049
                                                                                       ------------  ------------
    Total assets.....................................................................  $  4,751,925    4,847,887
                                                                                       ------------  ------------
                                                                                       ------------  ------------
LIABILITIES AND OWNER'S EQUITY
Current liabilities:
  Bank overdraft.....................................................................  $          0       14,819
  Accounts payable...................................................................           700       19,106
  Accrued expenses and other liabilities.............................................       202,738      177,998
  Current portion of long-term debt..................................................        90,000       90,000
                                                                                       ------------  ------------
    Total current liabilities........................................................       293,438      301,923
                                                                                       ------------  ------------
Long-term debt, excluding current installments.......................................     3,314,302    3,362,590
                                                                                       ------------  ------------
Owner's equity.......................................................................     1,144,185    1,183,374
                                                                                       ------------  ------------
    Total liabilities and owner's equity.............................................  $  4,751,925    4,847,887
                                                                                       ------------  ------------
                                                                                       ------------  ------------

See accompanying notes to financial statements.

DETROIT METRO AIRPORT HILTON SUITES HOTEL
STATEMENTS OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

                                                                                             1997         1996
                                                                                         ------------  ----------
                                                                                         (UNAUDITED)
Revenues:
  Rooms................................................................................  $  1,937,887   3,752,097
  Food and beverage....................................................................       536,388   1,143,622
  Other operating departments..........................................................        67,736     146,907
                                                                                         ------------  ----------
                                                                                            2,542,011   5,042,626
                                                                                         ------------  ----------
Operating costs and expenses:
  Rooms................................................................................       503,763     906,181
  Food and beverage....................................................................       473,694     918,029
  Other operating departments..........................................................        59,699     127,669
Undistributed operating expenses:
  Administrative and general...........................................................       217,402     416,328
  Sales and marketing..................................................................       136,258     242,744
  Franchise fees.......................................................................       114,042     221,502
  Property operating costs.............................................................       267,938     470,854
  Property taxes, insurance and other..................................................       122,268     234,452
  Depreciation.........................................................................       107,060     215,707
  Interest.............................................................................       152,602     305,665
                                                                                         ------------  ----------
                                                                                            2,154,726   4,059,131
                                                                                         ------------  ----------
    Net income.........................................................................  $    387,285     983,495
                                                                                         ------------  ----------
                                                                                         ------------  ----------

See accompanying notes to financial statements.

DETROIT METRO AIRPORT HILTON SUITES HOTEL
STATEMENTS OF CHANGES IN OWNER'S EQUITY
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

Balance, December 31, 1995......................................................  $1,000,062
Distributions...................................................................   (800,183)
Net income......................................................................    983,495
                                                                                  ---------
Balance, December 31, 1996......................................................  1,183,374
Distributions (unaudited).......................................................   (426,474)
Net income (unaudited)..........................................................    387,285
                                                                                  ---------
Balance, June 30, 1997 (unaudited)..............................................  $1,144,185
                                                                                  ---------
                                                                                  ---------

See accompanying notes to financial statements.

DETROIT METRO AIRPORT HILTON SUITES HOTEL
STATEMENTS OF CASH FLOWS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997 (UNAUDITED) AND
THE YEAR ENDED DECEMBER 31, 1996

                                                                                            1997          1996
                                                                                         -----------  ------------
                                                                                         (UNAUDITED)
Cash flows from operating activities:
  Net income...........................................................................  $   387,285       983,495
                                                                                         -----------  ------------
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation.....................................................................      107,060       215,707
      Bad debt expense.................................................................            0        45,000
      Changes in assets and liabilities:
        Guest and trade receivables....................................................      (97,211)      (94,070)
        Inventories....................................................................      (16,365)       (2,945)
        Prepaid expenses...............................................................         (476)        8,276
        Property taxes and other deposits..............................................      (53,347)       71,496
        Accounts payable...............................................................      (18,406)       (6,475)
        Bank overdraft.................................................................      (14,819)      (83,884)
        Accrued expenses and other liabilities.........................................       24,740        83,874
                                                                                         -----------  ------------
          Net cash provided by operating activities....................................      318,461     1,220,474
                                                                                         -----------  ------------

Cash flows from investing activities:
  Capital expenditures.................................................................            0       (79,473)
                                                                                         -----------  ------------
          Net cash used in investing activities........................................            0       (79,473)
                                                                                         -----------  ------------

Cash flows from financing activities:
  Distribution to owner................................................................     (426,474)     (800,183)
  Principal payments on long-term debt.................................................      (48,288)      (88,377)
                                                                                         -----------  ------------
          Net cash used in financing activities........................................     (474,762)     (888,560)
                                                                                         -----------  ------------
Increase (decrease) in cash............................................................     (156,301)      252,441
Cash at beginning of period............................................................      339,386        86,945
                                                                                         -----------  ------------
Cash at end of period..................................................................  $   183,085       339,386
                                                                                         -----------  ------------
                                                                                         -----------  ------------
Cash paid for interest.................................................................  $   152,602       305,665
                                                                                         -----------  ------------
                                                                                         -----------  ------------

See accompanying notes to financial statements.

DETROIT METRO AIRPORT HILTON SUITES HOTEL
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED) AND DECEMBER 31, 1996

(1) ORGANIZATION

    The Detroit Metro Airport Hilton Suites Hotel (the Hotel) is located near the Detroit Metro Airport in Detroit, Michigan. The Hotel opened in 1989 and has been operated under a franchise agreement with Hilton Inns, Inc. The Hotel has 151 suites, an indoor pool and jacuzzi, an outdoor pool, a fitness center, a game room, and laundry facilities. Each suite has separate bedrooms and living areas; a microwave, refrigerator, and coffee maker; two remote control televisions; and a video cassette player. The dining facilities include the Hilton's Deli Cafe. The Hotel has approximately 4,400 square feet of meeting space.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The accounts of the Hotel are included in the financial records of Mr. and Mrs. Soung Hong (the Hong's). The accompanying balance sheets and statements of operations, owner's equity and cash flows include the accounts of the Hotel only as if it were a separate legal entity, and have been prepared using the accrual method of accounting.

    The balance sheet as of June 30, 1997, and the statements of operations, changes in owner's equity, and cash flows for the six-month period then ended are unaudited. However, in the opinion of management, these financial statements include all adjustments, which consist only of normal recurring adjustments, necessary for fair presentation of the Hotel's financial position. The results and operations for the unaudited six-month period ended June 30, 1997 are not necessarily indicative of the results that may be expected for the entire year.

    HOTEL PROPERTY AND EQUIPMENT

    Hotel property and equipment is recorded at cost. Depreciation is computed on the cost of hotel property and equipment using the straight-line method over
31.5 years for the building and 5 to 7 years for the furniture and equipment.

    Management periodically evaluates the potential permanent impairment of the net carrying value of the Hotel. If the net carrying value of the Hotel exceeds its fair value, the excess is charged to operations. No impairment losses were recorded in 1997 or 1996.

    BAD DEBT EXPENSE

    Bad debt expense is accounted for using the allowance method. Management reviews the aging of accounts receivable and other current information on debtors to establish an allowance for doubtful accounts. Write-offs occur when management deems a receivable uncollectible.

    REVENUE

    Revenue is earned primarily through the operations of the Hotel and recognized when earned.

    PROPERTY TAXES AND DEPOSITS

    In accordance with the loan agreement, the Hotel must make monthly payments to escrow accounts for a replacement reserve, real estate taxes, and insurance. The replacement reserve contributions are made as a percentage of room revenues on a monthly basis.

    INCOME TAXES

    The financial statements contain no provision for income taxes since the Hotel was owned by individuals and, therefore, all income tax liabilities were passed through to the individuals in accordance with the Internal Revenue Code.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) TRANSACTIONS WITH RELATED PARTIES

    The Hotel is managed by the Rainier Group of Michigan (Rainier), an affiliate of the owners. No management agreement exists between the Hotel and Rainier. Rainier leases the Hotel from the Hong's and pays $40,000 per month in rent, which has been eliminated in the preparation of these financial statements.

(4) LONG-TERM DEBT

    The Hotel is financed with a mortgage payable from a bank. The interest rate floats based on the lender's prime plus 2% and was 8.5% at December 31, 1996 and June 30, 1997, respectively. The term of the loan is seven years with principal and interest payments paid monthly based upon a 25-year amortization schedule. The unpaid principal balance plus accrued interest is due in full upon maturity in 1999.